UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2017 – September 30, 2018
Item 1: Reports to Shareholders

Annual Report | September 30, 2018

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	38
About Your Fund’s Expenses.	39
Trustees Approve Advisory Arrangements.	41
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Growth and Income Fund returned more than 18% for the 12 months ended September 30, 2018, ahead of its benchmark and the average return of its peers.

• The fund invests in U.S. large- and mid-capitalization stocks and seeks a total return greater than that of the Standard & Poor’s 500 Index. Three independent advisors manage the fund, each responsible for its own portfolio.

• In general, growth stocks outpaced their value counterparts during the fiscal year.

• Six of the fund’s 11 industry sectors contributed to performance relative to the benchmark: industrials, energy, information technology, utilities, consumer staples, and materials.

• Health care, consumer discretionary, and financials detracted modestly from relative performance.

• For the ten years ended September 30, 2018, the fund’s average annual return trailed that of its benchmark but outpaced its peer average.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	18.56%
Admiral™ Shares	18.65
S&P 500 Index	17.91
Large-Cap Core Funds Average	15.62
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Growth and Income Fund Investor Shares	11.52%
S&P 500 Index	11.97
Large-Cap Core Funds Average	10.36
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.03%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2018, the fund’s expense ratios were 0.33% for Investor Shares and 0.23% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Core Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 18.56% for the 12 months ended September 30, 2018. The Admiral Shares returned 18.65%. The Standard & Poor’s 500 Index returned 17.91%, and the average return of large-capitalization core funds was 15.62%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 16, 2018.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity	33	3,738	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market
			sentiment, and earnings and balance-sheet quality of
			companies as compared with their peers.
Los Angeles Capital	33	3,713	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking
			and underweights stocks with characteristics
			investors are currently avoiding. The portfolio’s sector
			weights, size, and style characteristics may differ
			modestly from the benchmark in a risk-controlled
			manner.
D. E. Shaw Investment	32	3,711	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly bottom-up stock-specific return
			opportunities. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Cash Investments	2	261	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest
			cash position.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,
Head of Alpha Equity Investments

Global markets continued to advance over the 12 months. U.S. stocks led the way as increasing profits and a strong economy outweighed investor concerns about rising interest rates, higher inflation, and trade tensions. Large-capitalization stocks outperformed small-caps, and growth stocks outpaced value stocks.

Emerging markets stocks were in negative territory, hurt by trade tensions and a rising dollar. Results in Europe and the Asia-Pacific region were muted in part because of these countries’ greater economic dependence on emerging markets.

The Federal Reserve raised rates in September 2018—its eighth increase since the current tightening cycle began—and signaled more hikes to come. Attention is now focused on the pace of rate increases, with many analysts expecting another one in December and three in 2019.

Although overall performance is affected by macroeconomic factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit five key characteristics: high quality—healthy balance sheets and steady cash-flow generation; effective use of capital with sound investment policies that favor internal over external funding; consistent earnings growth with the ability to grow earnings year after year; strong market sentiment; and reasonable valuation.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).

Over the period, our growth and quality models contributed significantly to relative performance; management decisions also contributed. Valuation and sentiment detracted. Our strongest sector results were in information technology, industrials, and energy. Our worst were in consumer discretionary, materials, and telecommunication services.

At the individual stock level, the largest contributions came from overweighted positions in Advanced Micro Devices, Align Technology, Marathon Oil, and Valero Energy. Our portfolio also benefited from an underweight position in General Electric. Overweight positions in Nektar Therapeutics, Albemarle, and AT&T, as well as underweight positions in Amazon.com and Netflix, hurt performance.

We believe that our approach will benefit investors over the long term and feel that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark.

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

The S&P 500 Index rose 17.91% for the 12 months ended September 30, 2018, led by U.S. large-capitalization growth stocks, which outperformed value stocks by almost 17%. Market volatility rose from 2017 lows but remained well below historic levels. Although growth stocks’ advantage over value stocks rose to levels generally not seen since the dot-com years of the late 1990s, two observations are worth noting. First, unlike during the previous period, returns were driven in large part by more than 20% earnings growth, the result of increased capital spending spurred by corporate tax cuts. Second, despite growth stocks’ outperformance, investor sentiment toward value stocks has increased because of their more favorable valuations and a belief that U.S. economic growth rates will carry over into the coming year.

An analysis of equity factors shows that long-term price momentum was again rewarded, as stocks with the best returns over the previous one- and three-year periods did particularly well. Mega-cap growth stocks continued to outperform. However, the returns of multinational companies that derive a large portion of their sales overseas weakened on a strengthening dollar. Among growth stocks, speculative companies with the highest long-term growth prospects outperformed; so did inexpensive companies with favorable book multiples but with higher earnings quality, as investors began to diversify their portfolios and hedge their positions to riskier growth investments.

The portfolio’s tilt toward stocks with favorable one-year momentum and lower exposure to intrinsic value contributed to returns. Overweight exposures to quality measures such as analyst insight and earnings quality also contributed significantly. A smaller-cap tilt, a tilt toward peer momentum, and an overweight to foreign revenue detracted. Overweightings of growth-related sectors such as health care and technology contributed significantly to returns, while stock selection in financials, energy, and transportation detracted.

The portfolio trimmed but maintained an overweight to technology, and it shifted into health care, retail, and transportation and out of basic materials and utilities. It increased its exposure to management quality factors such as earnings quality and transcript quality and reduced its exposure to dividend yield, foreign revenue, and higher levels of financial risk from leverage and pension risk.

The portfolio is now positioned toward companies with strong price and peer momentum and favorable quality measures such as analyst sentiment and robust cash earnings. In terms of sectors, the portfolio’s largest overweights are to health care, retail, and real estate; the largest underweights are to consumer staples, financials, and utilities.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Manager:

Philip Kearns, Ph.D., Managing Director

The S&P 500 Index gained 17.91% over the period in a broad-based rally, during which all sectors posted positive returns. However, a brief but large reversal, followed by two months of volatility, interrupted this strong overall performance before the market resumed its rise. Although we actively monitor market activities, we generally do not make investment decisions based on a subjective analysis of the investment environment.

Our quantitative equity investment process deploys both alpha models that seek to forecast individual stock returns and risk models that seek to mitigate active exposures to industries, sectors, and common risk factors. However, the resulting portfolios may exhibit small-to-moderate active exposures to industries, sectors, and risk factors as a by-product of our focus on bottom-up stock selection.

Therefore, we generally attribute portfolio performance to three major sources: bottom-up stock selection based on our forecasts; exposure to industry groups; and exposure to risk factors such as value, growth, and market capitalization. Our analysis indicates that stock selection contributed the most to relative performance over the period, with exposure to industry groups—in particular, underweight exposure to the vertically integrated major oil industry risk factor and overweight exposure to building supplies—detracting most.

The three largest single-stock contributors to performance were underweight positions in General Electric and Facebook and an overweight position in Apple. The three largest single-stock detractors were underweight positions in Amazon.com and Microsoft and an overweight position in Realogy Holdings.

In our view, the U.S. economy will continue to expand. However, there are reasons to be cautious about equity markets’ prospects for performance. The new year began with optimism about the effects of new tax legislation on corporate earnings, and that seemed to propel U.S. stocks higher. But this confidence has at times appeared to be fragile, as the February market drop illustrated. Although stocks continued to rise after that brief downturn, some challenges remain, among them concerns about rising interest rates, a possible trade war with China, and the threat of inflation caused by unusually low unemployment.

Growth and Income Fund

Fund Profile
As of September 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.53%	1.62%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	1,139	506	3,825
Median Market Cap	$89.9B	$113.8B	$73.9B
Price/Earnings Ratio	22.2x	21.5x	21.0x
Price/Book Ratio	3.6x	3.3x	3.1x
Return on Equity	16.3%	16.2%	14.9%
Earnings Growth Rate	8.5%	8.2%	8.5%
Dividend Yield	1.7%	1.8%	1.7%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	83%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	1.00	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	12.8%
Consumer Staples	6.8
Energy	6.3
Financials	12.7
Health Care	15.5
Industrials	9.9
Information Technology	26.6
Materials	1.9
Real Estate	3.3
Telecommunication Services	2.0
Utilities	2.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.4%
Microsoft Corp.	Systems Software	3.6
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.6
Alphabet Inc.	Internet Software &
	Services	3.0
JPMorgan Chase & Co.	Diversified Banks	1.3
Home Depot Inc.	Home Improvement
	Retail	1.2
Merck & Co. Inc.	Pharmaceuticals	1.2
Berkshire Hathaway Inc. Multi-Sector Holdings		1.1
Johnson & Johnson	Pharmaceuticals	1.1
Visa Inc.	Data Processing &
	Outsourced Services	1.1
Top Ten		21.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.33% for Investor Shares and 0.23% for Admiral Shares.

Growth and Income Fund

Investment Focus

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2018

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Growth and Income Fund*Investor
	Shares	18.56%	14.08%	11.52%	$29,761

• • • • • • • •	S&P 500 Index	17.91	13.95	11.97	30,962

– – – –	Dow Large-Cap Jones Core U.S. Funds Total Stock Average Market	15.62	11.86	10.36	26,799
	Float Adjusted Index	17.58	13.42	12.05	31,191
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	18.65%	14.20%	11.65%	$150,481
S&P 500 Index	17.91	13.95	11.97	154,811
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.58	13.42	12.05	155,955

See Financial Highlights for dividend and capital gains information.

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	203,824	408,259
	Home Depot Inc.	671,760	139,155
*	Booking Holdings Inc.	28,834	57,207
	Walt Disney Co.	467,161	54,630
	Yum! Brands Inc.	548,051	49,823
	Lowe’s Cos. Inc.	403,284	46,305
	TJX Cos. Inc.	376,510	42,177
	Marriott International Inc.
	Class A	298,527	39,414
	McDonald’s Corp.	217,959	36,462
	Comcast Corp. Class A	1,009,938	35,762
	Best Buy Co. Inc.	440,255	34,939
	NIKE Inc. Class B	366,860	31,080
*	Netflix Inc.	82,043	30,695
	Kohl’s Corp.	314,631	23,456
	H&R Block Inc.	886,559	22,829
	Ralph Lauren Corp.
	Class A	165,483	22,762
	Ross Stores Inc.	204,710	20,287
*	O’Reilly Automotive Inc.	56,687	19,689
	Darden Restaurants Inc.	175,857	19,554
	Macy’s Inc.	558,236	19,388
	Aptiv plc	211,625	17,755
	PulteGroup Inc.	697,821	17,285
	Target Corp.	176,981	15,611
	Tiffany & Co.	96,723	12,474
*	Charter Communications
	Inc. Class A	33,668	10,972
	Expedia Group Inc.	77,970	10,174
*	Chipotle Mexican Grill Inc.
	Class A	21,140	9,609
*	DISH Network Corp.
	Class A	268,059	9,586
	BorgWarner Inc.	221,896	9,493
	News Corp. Class B	692,466	9,418
	Omnicom Group Inc.	123,315	8,388

	News Corp. Class A	607,100	8,008
*	Ulta Beauty Inc.	25,550	7,208
*	TripAdvisor Inc.	137,750	7,035
	Tractor Supply Co.	76,910	6,990
	Starbucks Corp.	119,913	6,816
	DR Horton Inc.	159,590	6,731
	Hilton Worldwide
	Holdings Inc.	71,912	5,809
*	AutoZone Inc.	7,460	5,787
	CBS Corp. Class B	99,258	5,702
	Dollar General Corp.	51,820	5,664
	Advance Auto Parts Inc.	30,770	5,179
	Goodyear Tire & Rubber
	Co.	208,000	4,865
	VF Corp.	47,920	4,478
	Las Vegas Sands Corp.	74,800	4,438
	Restaurant Brands
	International Inc.	69,700	4,132
	Tapestry Inc.	76,915	3,866
	Wynn Resorts Ltd.	23,900	3,037
	PVH Corp.	19,300	2,787
	Wyndham Hotels &
	Resorts Inc.	46,185	2,566
	Garmin Ltd.	35,264	2,470
	Hyatt Hotels Corp. Class A	31,000	2,467
	Delphi Technologies plc	72,302	2,267
*	Michael Kors Holdings Ltd.	31,797	2,180
*	Liberty Media Corp-Liberty
	SiriusXM Class C	46,200	2,007
*	Crocs Inc.	73,999	1,575
	L Brands Inc.	49,220	1,491
	Brunswick Corp.	20,400	1,367
*	Fossil Group Inc.	55,900	1,301
*	Liberty Media Corp-Liberty
	SiriusXM Class A	26,900	1,169
	Yum China Holdings Inc.	31,800	1,116
*	Burlington Stores Inc.	5,700	929
	Graham Holdings Co.
	Class B	1,527	885

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Altice USA Inc. Class A	44,700	811
	Foot Locker Inc.	15,000	765
	Gap Inc.	26,090	753
	Genuine Parts Co.	7,400	736
	Sirius XM Holdings Inc.	113,300	716
	Nordstrom Inc.	10,900	652
	Gentex Corp.	30,100	646
*	Groupon Inc. Class A	166,700	628
	Bloomin’ Brands Inc.	30,900	611
*	Hilton Grand Vacations Inc.	18,000	596
*	Sally Beauty Holdings Inc.	31,000	570
*	Liberty Expedia Holdings
	Inc. Class A	11,900	560
	La-Z-Boy Inc.	17,500	553
*	Hibbett Sports Inc.	28,600	538
*	SeaWorld Entertainment Inc.	16,200	509
	Hasbro Inc.	4,800	505
*	Wayfair Inc.	3,300	487
*	Michaels Cos. Inc.	29,900	485
*	ServiceMaster Global
	Holdings Inc.	7,500	465
	Carter’s Inc.	4,500	444
	Dick’s Sporting Goods Inc.	12,200	433
*	Murphy USA Inc.	4,500	385
*	Deckers Outdoor Corp.	3,100	368
*	Express Inc.	32,630	361
*	Sleep Number Corp.	9,700	357
	Gannett Co. Inc.	35,500	355
	Dana Inc.	18,400	344
	Wyndham Destinations Inc.	7,800	338
	Tenneco Inc.	7,800	329
*,^	Under Armour Inc. Class A	14,900	316
	Royal Caribbean Cruises Ltd.	2,347	305
*	LKQ Corp.	9,067	287
	Cable One Inc.	305	269
	Pier 1 Imports Inc.	174,100	261
*	American Outdoor Brands
	Corp.	16,400	255
*	Liberty Global plc Class A	7,700	223
*	Taylor Morrison Home Corp.
	Class A	12,300	222
*	GCI Liberty Inc. - Class A	3,900	199
*	NVR Inc.	80	198
*	Visteon Corp.	2,100	195
*	Vitamin Shoppe Inc.	18,900	189
	BJ’s Restaurants Inc.	2,400	173
	Nutrisystem Inc.	4,370	162
	Brinker International Inc.	3,000	140
	New Media Investment
	Group Inc.	8,200	129
*	Vista Outdoor Inc.	6,345	113
*	Urban Outfitters Inc.	2,622	107
*	Adtalem Global Education
	Inc.	2,200	106

	Cheesecake Factory Inc.	1,900	102
	Columbia Sportswear Co.	1,000	93
*	Fiat Chrysler Automobiles NV	5,200	91
	Shoe Carnival Inc.	2,300	89
	Sinclair Broadcast Group Inc.
	Class A	2,800	79
	Core-Mark Holding Co. Inc.	2,300	78
*	Liberty TripAdvisor Holdings
	Inc. Class A	4,800	71
	Movado Group Inc.	1,600	67
	Pool Corp.	400	67
^	Big 5 Sporting Goods Corp. 11,800		60
	Cato Corp. Class A	2,000	42
*	IMAX Corp.	1,400	36
*	Career Education Corp.	2,300	34
	Signet Jewelers Ltd.	500	33
	Entravision Communications
	Corp. Class A	6,600	32
	Extended Stay America Inc.	1,500	30
*	Kirkland’s Inc.	3,000	30
	Ethan Allen Interiors Inc.	1,200	25
	Libbey Inc.	2,800	24
	DSW Inc. Class A	700	24
*	Biglari Holdings Inc. Class B	110	20
*	MDC Partners Inc. Class A	4,600	19
	International Speedway Corp.
	Class A	400	18
*	Nautilus Inc.	1,200	17
*	America’s Car-Mart Inc.	200	16
	Tile Shop Holdings Inc.	2,100	15
*	Horizon Global Corp.	2,100	15
*	Liberty Media Corp-Liberty
	Formula One	400	15
	Bassett Furniture Industries
	Inc.	689	15
*	Playa Hotels & Resorts NV	1,500	14
*	Monarch Casino & Resort
	Inc.	300	14
	Lennar Corp. Class B	300	12
*	American Public Education Inc.	300	10
*	Biglari Holdings Inc.	10	9
*	Modine Manufacturing Co.	605	9
*	Cambium Learning Group Inc.	710	8
	Ruth’s Hospitality Group Inc.	260	8
*	M/I Homes Inc.	300	7
	Lions Gate Entertainment
	Corp. Class A	268	7
*	Bojangles’ Inc.	400	6
	Tailored Brands Inc.	200	5
	International Game
	Technology plc	194	4
	Emerald Expositions Events
	Inc.	200	3
	BBX Capital Corp. Class A	419	3

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Bed Bath & Beyond Inc.	200	3
*	Potbelly Corp.	200	2
*	FTD Cos. Inc.	600	2
			1,427,492
Consumer Staples (6.6%)
	PepsiCo Inc.	730,481	81,668
	Procter & Gamble Co.	979,694	81,540
	Costco Wholesale Corp.	309,216	72,629
	Walmart Inc.	765,139	71,854
	Philip Morris International
	Inc.	592,504	48,313
	Estee Lauder Cos. Inc.
	Class A	268,430	39,008
	Sysco Corp.	472,121	34,583
	Colgate-Palmolive Co.	503,144	33,685
	Coca-Cola Co.	688,529	31,803
	Walgreens Boots Alliance
	Inc.	433,110	31,574
	Mondelez International Inc.
	Class A	711,400	30,562
	Conagra Brands Inc.	836,195	28,406
*	Monster Beverage Corp.	472,628	27,545
	Clorox Co.	155,978	23,461
	Constellation Brands Inc.
	Class A	97,750	21,077
	Kroger Co.	720,330	20,969
	Kellogg Co.	296,750	20,778
	Archer-Daniels-Midland Co.	296,224	14,891
	Kimberly-Clark Corp.	102,600	11,659
	Altria Group Inc.	139,815	8,432
	JM Smucker Co.	54,081	5,549
	Molson Coors Brewing Co.
	Class B	74,900	4,606
	Church & Dwight Co. Inc.	60,340	3,582
*	US Foods Holding Corp.	108,882	3,356
	Lamb Weston Holdings Inc.	38,900	2,591
*	Keurig Dr Pepper Inc.	43,505	1,008
	Coca-Cola European
	Partners plc	13,700	623
*	Performance Food Group
	Co.	13,200	440
	Cal-Maine Foods Inc.	7,800	377
*	Post Holdings Inc.	2,600	255
*	Sprouts Farmers Market
	Inc.	6,900	189
*	Herbalife Nutrition Ltd.	2,900	158
	McCormick & Co. Inc.	1,200	158
	Cott Corp.	8,800	142
*	Boston Beer Co. Inc.
	Class A	400	115
*	TreeHouse Foods Inc.	2,000	96
	Nu Skin Enterprises Inc.
	Class A	900	74
*	United Natural Foods Inc.	2,100	63
*	Simply Good Foods Co.	3,100	60

*	USANA Health Sciences
	Inc.	500	60
	Dean Foods Co.	5,400	38
	Hormel Foods Corp.	900	35
	Flowers Foods Inc.	1,800	34
*	Avon Products Inc.	7,900	17
*	Central Garden & Pet Co.
	Class A	507	17
	Bunge Ltd.	100	7
*	Natural Grocers by Vitamin
	Cottage Inc.	207	4
	Vector Group Ltd.	105	1
*	Adecoagro SA	100	1
			758,093
Energy (6.2%)
	Chevron Corp.	935,483	114,391
	Exxon Mobil Corp.	1,164,834	99,034
	Occidental Petroleum
	Corp.	1,022,014	83,979
	ConocoPhillips	878,131	67,967
	Anadarko Petroleum Corp.	780,491	52,613
	Phillips 66	364,564	41,094
	Marathon Oil Corp.	1,291,496	30,066
	Valero Energy Corp.	244,881	27,855
	Cabot Oil & Gas Corp.	1,156,991	26,055
	ONEOK Inc.	343,503	23,286
	HollyFrontier Corp.	309,730	21,650
	Kinder Morgan Inc.	987,550	17,509
	EOG Resources Inc.	126,890	16,187
*	Concho Resources Inc.	85,703	13,091
	Pioneer Natural Resources
	Co.	64,780	11,284
	Schlumberger Ltd.	158,916	9,681
	Halliburton Co.	197,153	7,991
	Marathon Petroleum Corp.	80,435	6,432
	Baker Hughes a GE Co.	141,723	4,795
	Helmerich & Payne Inc.	64,068	4,406
*	Newfield Exploration Co.	141,316	4,074
	Williams Cos. Inc.	134,500	3,657
	Hess Corp.	48,629	3,481
	National Oilwell Varco Inc.	75,400	3,248
	Peabody Energy Corp.	34,300	1,222
*	QEP Resources Inc.	104,182	1,179
*	Oceaneering International
	Inc.	30,000	828
*	California Resources Corp.	17,000	825
	PBF Energy Inc. Class A	10,900	544
*	Continental Resources Inc.	6,000	410
*	Energen Corp.	4,315	372
	Cameco Corp.	23,700	270
*	Bristow Group Inc.	17,600	214
*	Keane Group Inc.	14,300	177
*	Rowan Cos. plc Class A	9,216	174
*	Dril-Quip Inc.	3,200	167
	Murphy Oil Corp.	4,500	150

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Plains GP Holdings LP
	Class A	5,300	130
	CNX Resources Corp.	8,900	127
	McDermott International Inc.	6,700	124
*	PDC Energy Inc.	2,500	122
*	Exterran Corp.	3,800	101
*	Helix Energy Solutions Group
	Inc.	8,700	86
*	Superior Energy Services Inc.	7,100	69
*	Oasis Petroleum Inc.	4,000	57
	Mammoth Energy Services
	Inc.	1,700	49
*	Matrix Service Co.	1,300	32
*	CONSOL Energy Inc.	700	29
*	Denbury Resources Inc.	4,600	29
*	W&T Offshore Inc.	2,600	25
	Devon Energy Corp.	600	24
	Encana Corp.	1,700	22
*	Earthstone Energy Inc.
	Class A	2,092	20
	Range Resources Corp.	1,000	17
^	Aegean Marine Petroleum
	Network Inc.	11,740	17
*	KLX Energy Services
	Holdings Inc.	520	17
*	Cactus Inc. Class A	400	15
	Cosan Ltd.	1,700	11
*	Transocean Ltd.	800	11
*	Tellurian Inc.	1,100	10
*	Bonanza Creek Energy Inc.	300	9
	Archrock Inc.	600	7
*	Covia Holdings Corp.	800	7
*	Ocean Rig UDW Inc.	200	7
*	Talos Energy Inc.	200	7
	SM Energy Co.	200	6
*	ION Geophysical Corp.	300	5
*	Energy XXI Gulf Coast Inc.	500	4
*	Hornbeck Offshore Services
	Inc.	700	4
	Antero Midstream GP LP	100	2
*	Overseas Shipholding Group
	Inc. Class A	513	2
			701,562
Financials (12.4%)
	JPMorgan Chase & Co.	1,312,776	148,134
*	Berkshire Hathaway Inc.
	Class B	600,478	128,568
	Bank of America Corp.	3,785,760	111,528
	Wells Fargo & Co.	1,954,157	102,711
	Progressive Corp.	1,046,670	74,355
	Citigroup Inc.	1,011,306	72,551
	Allstate Corp.	392,051	38,695
	Goldman Sachs Group Inc.	167,930	37,657
	S&P Global Inc.	178,981	34,971

	T. Rowe Price Group Inc.	313,041	34,178
*	E*TRADE Financial Corp.	635,734	33,306
	Morgan Stanley	702,024	32,693
	Intercontinental Exchange
	Inc.	436,133	32,662
	Capital One Financial Corp.	334,056	31,712
	SunTrust Banks Inc.	444,592	29,694
	Comerica Inc.	302,638	27,298
	Synchrony Financial	814,846	25,325
	Aflac Inc.	534,720	25,169
	Torchmark Corp.	285,398	24,741
	Fifth Third Bancorp	784,678	21,908
	M&T Bank Corp.	130,720	21,509
	PNC Financial Services
	Group Inc.	155,220	21,139
	Regions Financial Corp.	1,124,114	20,627
	Prudential Financial Inc.	167,490	16,970
	Ameriprise Financial Inc.	108,640	16,042
	State Street Corp.	186,076	15,589
	Moody’s Corp.	90,303	15,099
	Discover Financial Services	177,027	13,534
	Cboe Global Markets Inc.	136,951	13,142
	Willis Towers Watson plc	91,500	12,896
	CME Group Inc.	72,550	12,349
	Arthur J Gallagher & Co.	163,721	12,187
	Hartford Financial Services
	Group Inc.	237,710	11,876
	Jefferies Financial Group
	Inc.	516,339	11,339
	American Express Co.	86,331	9,193
	BlackRock Inc.	18,310	8,630
*	SVB Financial Group	26,980	8,386
	MetLife Inc.	172,890	8,077
	Northern Trust Corp.	77,725	7,938
	Cincinnati Financial Corp.	99,414	7,636
	People’s United Financial
	Inc.	431,829	7,393
	Nasdaq Inc.	82,267	7,059
	Affiliated Managers Group
	Inc.	51,460	7,036
	Huntington Bancshares Inc.	299,972	4,476
	US Bancorp	81,735	4,316
	Bank of New York Mellon
	Corp.	84,025	4,284
	Zions Bancorporation	83,720	4,199
	American International
	Group Inc.	75,370	4,013
	Everest Re Group Ltd.	14,929	3,411
	Franklin Resources Inc.	98,825	3,005
	Ares Capital Corp.	161,500	2,776
	Lincoln National Corp.	40,960	2,771
	Aon plc	16,950	2,607
	First American Financial
	Corp.	48,074	2,480

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Unum Group	62,131	2,427
	Navient Corp.	133,800	1,804
	MSCI Inc. Class A	8,100	1,437
	Voya Financial Inc.	25,800	1,281
	Raymond James Financial
	Inc.	13,800	1,270
	Signature Bank	7,700	884
	First Hawaiian Inc.	31,118	845
	Credicorp Ltd.	2,600	580
	Bank of NT Butterfield &
	Son Ltd.	10,900	565
	East West Bancorp Inc.	7,500	453
	American Equity Investment
	Life Holding Co.	12,400	438
	PacWest Bancorp	8,800	419
	Fidelity National Financial Inc.	9,700	382
	Axis Capital Holdings Ltd.	6,600	381
	BrightSphere Investment
	Group plc	30,300	376
*	FCB Financial Holdings Inc.
	Class A	7,600	360
*	eHealth Inc.	11,600	328
	Argo Group International
	Holdings Ltd.	5,135	324
	BGC Partners Inc. Class A	24,700	292
	TCF Financial Corp.	11,900	283
	LPL Financial Holdings Inc.	4,100	264
	MFA Financial Inc.	34,400	253
	First Horizon National Corp.	14,530	251
*	Green Dot Corp. Class A	2,600	231
	Beneficial Bancorp Inc.	13,200	223
*	Arch Capital Group Ltd.	7,300	218
	Invesco Ltd.	8,890	203
	United Community Banks
	Inc.	6,900	192
	State Bank Financial Corp.	6,300	190
*	Athene Holding Ltd. Class A	3,300	170
	Apollo Investment Corp.	29,400	160
	Hanover Insurance Group
	Inc.	1,200	148
	BankUnited Inc.	4,121	146
*	First BanCorp	16,000	146
	Hancock Whitney Corp.	3,000	143
	Marsh & McLennan Cos.
	Inc.	1,700	141
	Community Bank System
	Inc.	2,200	134
	Travelers Cos. Inc.	1,030	134
	AXA Equitable Holdings Inc.	6,000	129
*	Flagstar Bancorp Inc.	4,000	126
	Primerica Inc.	1,000	121
	Trustmark Corp.	3,100	104
	Great Western Bancorp Inc.	2,399	101
	Hilltop Holdings Inc.	4,200	85

	Meridian Bancorp Inc.	4,800	82
	Washington Federal Inc.	2,535	81
	Synovus Financial Corp.	1,700	78
	Kearny Financial Corp.	5,381	75
	Ameris Bancorp	1,600	73
	Capitol Federal Financial Inc.	5,400	69
	Erie Indemnity Co. Class A	500	64
	TPG RE Finance Trust Inc.	3,133	63
	Loews Corp.	1,200	60
*	Blucora Inc.	1,400	56
	Exantas Capital Corp.	4,700	52
	Wintrust Financial Corp.	600	51
	IBERIABANK Corp.	591	48
	Assured Guaranty Ltd.	1,100	46
	First Midwest Bancorp Inc.	1,700	45
^	Prospect Capital Corp.	6,100	45
*	Credit Acceptance Corp.	100	44
	Walker & Dunlop Inc.	763	40
	Hanmi Financial Corp.	1,574	39
	First Financial Northwest Inc.	2,300	38
	First Busey Corp.	1,200	37
	Old Second Bancorp Inc.	2,000	31
	Oaktree Specialty Lending
	Corp.	6,200	31
	Home BancShares Inc.	1,400	31
	PennantPark Investment Corp.	4,100	31
*	HomeStreet Inc.	1,100	29
	Central Pacific Financial Corp.	1,100	29
	Granite Point Mortgage Trust
	Inc.	1,400	27
	Green Bancorp Inc.	1,200	27
*	Bancorp Inc.	2,758	26
	Hope Bancorp Inc.	1,600	26
	Brookline Bancorp Inc.	1,500	25
	Cathay General Bancorp	600	25
	FirstCash Inc.	300	25
	SEI Investments Co.	381	23
*	World Acceptance Corp.	200	23
	Oppenheimer Holdings Inc.
	Class A	700	22
	Peapack Gladstone Financial
	Corp.	700	22
*	MBIA Inc.	2,000	21
*	PHH Corp.	1,900	21
	Golub Capital BDC Inc.	1,000	19
	Fidelity Southern Corp.	725	18
*	Western Alliance Bancorp	300	17
*	Veritex Holdings Inc.	600	17
	Investment Technology Group
	Inc.	700	15
*	Atlas Financial Holdings Inc.	1,379	14
	Nelnet Inc. Class A	239	14
	Opus Bank	483	13
	Flushing Financial Corp.	500	12

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Home Bancorp Inc.	276	12
	Webster Financial Corp.	200	12
	Principal Financial Group Inc.	200	12
	Oxford Square Capital Corp.	1,552	11
	1st Source Corp.	200	11
	PJT Partners Inc.	200	10
	PennantPark Floating Rate
	Capital Ltd.	700	9
	Employers Holdings Inc.	200	9
	Old Republic International Corp.	400	9
	PCSB Financial Corp.	400	8
	ProAssurance Corp.	139	7
	Banner Corp.	100	6
	Access National Corp.	200	5
	Cadence BanCorp Class A	200	5
	First Mid-Illinois Bancshares
	Inc.	120	5
*	SmartFinancial Inc.	198	5
	Maiden Holdings Ltd.	1,600	5
	First Connecticut Bancorp Inc.	152	4
	Garrison Capital Inc.	500	4
	Newtek Business Services
	Corp.	100	2
	New York Mortgage Trust Inc.	300	2
*	Donnelley Financial Solutions
	Inc.	100	2
	THL Credit Inc.	207	2
*	Cowen Inc. Class A	100	2
			1,412,961
Health Care (15.1%)
	Merck & Co. Inc.	1,959,652	139,018
	Johnson & Johnson	897,214	123,968
	UnitedHealth Group Inc.	382,719	101,819
	Bristol-Myers Squibb Co.	1,617,485	100,414
	Eli Lilly & Co.	831,175	89,193
	AbbVie Inc.	895,027	84,652
	Pfizer Inc.	1,391,002	61,301
	Humana Inc.	178,257	60,344
	Anthem Inc.	201,496	55,220
	Zoetis Inc.	524,594	48,032
	HCA Healthcare Inc.	286,136	39,807
*	Align Technology Inc.	94,213	36,858
*	Illumina Inc.	99,314	36,454
*	Vertex Pharmaceuticals
	Inc.	169,180	32,608
	Agilent Technologies Inc.	459,904	32,442
	Medtronic plc	329,565	32,419
	Cigna Corp.	153,992	32,069
*	IQVIA Holdings Inc.	235,486	30,552
	Baxter International Inc.	338,500	26,095
*	ABIOMED Inc.	56,952	25,614
	Allergan plc	134,070	25,538
	Amgen Inc.	112,332	23,285
	Danaher Corp.	211,138	22,942

*	Intuitive Surgical Inc.	39,883	22,893
	ResMed Inc.	178,210	20,555
	Stryker Corp.	112,270	19,948
*	Varian Medical Systems
	Inc.	170,851	19,123
	Thermo Fisher Scientific
	Inc.	77,933	19,022
	Cardinal Health Inc.	337,510	18,226
*	Cerner Corp.	254,980	16,423
	Abbott Laboratories	222,581	16,329
*	Centene Corp.	112,351	16,266
	McKesson Corp.	118,437	15,711
*	Edwards Lifesciences Corp.	81,002	14,102
	Becton Dickinson and Co.	51,543	13,453
*	IDEXX Laboratories Inc.	53,344	13,318
	Gilead Sciences Inc.	168,635	13,020
*	DaVita Inc.	174,216	12,479
	CVS Health Corp.	157,215	12,376
*	WellCare Health Plans Inc.	37,830	12,124
	Cooper Cos. Inc.	43,374	12,021
*	Nektar Therapeutics
	Class A	196,035	11,950
	Quest Diagnostics Inc.	103,790	11,200
*	Celgene Corp.	122,218	10,937
*	Boston Scientific Corp.	279,183	10,749
*	Waters Corp.	50,803	9,890
*	Regeneron Pharmaceuticals
	Inc.	22,430	9,063
	Dentsply Sirona Inc.	232,416	8,771
*	Hologic Inc.	193,370	7,924
	AmerisourceBergen Corp.
	Class A	80,586	7,432
	Perrigo Co. plc	103,190	7,306
*	Express Scripts Holding Co.	70,702	6,717
*	Mettler-Toledo International
	Inc.	10,922	6,651
*	Molina Healthcare Inc.	43,500	6,468
	Aetna Inc.	31,829	6,457
	Zimmer Biomet Holdings
	Inc.	48,610	6,391
*	Incyte Corp.	87,480	6,043
*	Alexion Pharmaceuticals Inc. 42,525		5,911
*	Biogen Inc.	14,454	5,107
	Patterson Cos. Inc.	92,120	2,252
*	QIAGEN NV	49,900	1,890
*	Mylan NV	46,200	1,691
	Bruker Corp.	50,200	1,679
*	Insulet Corp.	13,748	1,457
*	Neurocrine Biosciences Inc.	10,900	1,340
*	Mallinckrodt plc	40,800	1,196
*	Horizon Pharma plc	57,000	1,116
*	Myriad Genetics Inc.	22,663	1,043
*,^	Dynavax Technologies Corp.	73,500	911
*	Masimo Corp.	7,300	909

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	AMAG Pharmaceuticals Inc.	45,400	908
*	MyoKardia Inc.	13,000	848
*	Endo International plc	44,900	756
*	BioMarin Pharmaceutical Inc.	6,500	630
*	PTC Therapeutics Inc.	13,200	620
*	Premier Inc. Class A	12,610	577
*	Allscripts Healthcare
	Solutions Inc.	39,100	557
*	Intercept Pharmaceuticals
	Inc.	3,900	493
*	Haemonetics Corp.	4,200	481
*	Assertio Therapeutics Inc.	76,900	452
*	Bausch Health Cos. Inc.	16,900	434
*	Editas Medicine Inc.	11,506	366
*,^	Sorrento Therapeutics Inc.	81,659	359
*	Spark Therapeutics Inc.	6,407	350
*	United Therapeutics Corp.	2,700	345
*	Pacira Pharmaceuticals Inc.	6,100	300
*	Henry Schein Inc.	3,300	281
*	LivaNova plc	2,100	260
*	Ionis Pharmaceuticals Inc.	5,000	258
*	Momenta Pharmaceuticals
	Inc.	9,400	247
*	CareDx Inc.	7,800	225
*	Tenet Healthcare Corp.	7,500	213
*	Triple-S Management Corp.
	Class B	10,004	189
*	Amicus Therapeutics Inc.	15,400	186
*	Eagle Pharmaceuticals Inc.	2,435	169
*	Halozyme Therapeutics Inc.	8,800	160
*	Ophthotech Corp.	66,680	157
*	Varex Imaging Corp.	5,058	145
*	HMS Holdings Corp.	3,200	105
*,^	MannKind Corp.	52,800	97
*	Retrophin Inc.	3,000	86
*	OraSure Technologies Inc.	5,242	81
*	uniQure NV	2,200	80
*	Exelixis Inc.	4,300	76
*	Zogenix Inc.	1,349	67
	Universal Health Services Inc.
	Class B	500	64
*	Aquinox Pharmaceuticals
	Inc.	20,300	60
*	Catalent Inc.	1,300	59
*	AngioDynamics Inc.	2,600	57
*	Quidel Corp.	800	52
*	Neogen Corp.	700	50
*	Omeros Corp.	2,000	49
*	Sangamo Therapeutics Inc.	2,700	46
*	Nevro Corp.	800	46
*	Lannett Co. Inc.	9,500	45
*	Tivity Health Inc.	1,400	45
*	Agenus Inc.	19,800	42
*,^	Rockwell Medical Inc.	9,898	42

*	Select Medical Holdings
	Corp.	2,200	41
	Encompass Health Corp.	500	39
*	Medpace Holdings Inc.	600	36
*	Genomic Health Inc.	500	35
*	Edge Therapeutics Inc.	41,800	34
*	Solid Biosciences Inc.	700	33
*	Strongbridge Biopharma plc	6,200	30
*,^	Aurinia Pharmaceuticals Inc.	4,500	30
*	Taro Pharmaceutical
	Industries Ltd.	300	30
*	Vanda Pharmaceuticals Inc.	1,100	25
*	GenMark Diagnostics Inc.	3,300	24
*	Madrigal Pharmaceuticals Inc.	100	21
*	CytomX Therapeutics Inc.	1,129	21
*	Insys Therapeutics Inc.	2,000	20
*	ArQule Inc.	3,400	19
*	Prothena Corp. plc	1,400	18
*	Acorda Therapeutics Inc.	900	18
*	Intersect ENT Inc.	600	17
*	Jazz Pharmaceuticals plc	100	17
*	Rigel Pharmaceuticals Inc.	5,200	17
*	Novus Therapeutics Inc.	3,477	16
*	Accelerate Diagnostics Inc.	700	16
*	Amneal Pharmaceuticals Inc.	700	16
*	Stemline Therapeutics Inc.	922	15
	Meridian Bioscience Inc.	1,000	15
*	athenahealth Inc.	100	13
*	Portola Pharmaceuticals Inc.	500	13
*	Arbutus Biopharma Corp.	1,300	12
*	BioScrip Inc.	3,700	12
*	Foamix Pharmaceuticals Ltd.	2,000	11
*	Radius Health Inc.	600	11
*	Menlo Therapeutics Inc.	900	9
*	Enanta Pharmaceuticals Inc.	100	9
*	Oxford Immunotec Global plc	500	8
*	ChemoCentryx Inc.	600	8
*	Enzo Biochem Inc.	1,760	7
*	Otonomy Inc.	2,600	7
*	Chimerix Inc.	1,834	7
*	Addus HomeCare Corp.	100	7
*	Cutera Inc.	200	7
*	Puma Biotechnology Inc.	136	6
*	Cross Country Healthcare Inc.	700	6
*	Arrowhead Pharmaceuticals
	Inc.	300	6
	Computer Programs &
	Systems Inc.	200	5
*	Lexicon Pharmaceuticals Inc.	500	5
*	STAAR Surgical Co.	110	5
*	Catalyst Pharmaceuticals Inc.	1,229	5
*	BioCryst Pharmaceuticals Inc.	600	5
*	Civitas Solutions Inc.	300	4
*	Dermira Inc.	400	4
*	Advaxis Inc.	4,600	4

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	AcelRx Pharmaceuticals Inc.	1,100	4
*	Heron Therapeutics Inc.	129	4
*	RTI Surgical Inc.	802	4
*	Accuray Inc.	800	4
*	Adverum Biotechnologies Inc.	500	3
*	MEDNAX Inc.	53	3
*	Ra Pharmaceuticals Inc.	100	2
*	Concert Pharmaceuticals Inc.	100	2
			1,721,524
Industrials (9.6%)
	Boeing Co.	254,849	94,778
	Raytheon Co.	328,460	67,880
	Lockheed Martin Corp.	171,305	59,265
	Caterpillar Inc.	309,434	47,186
	Honeywell International
	Inc.	253,210	42,134
	WW Grainger Inc.	105,384	37,665
	Expeditors International
	of Washington Inc.	502,900	36,978
	Harris Corp.	214,238	36,251
	Waste Management Inc.	390,049	35,245
	Norfolk Southern Corp.	169,937	30,674
	CSX Corp.	411,238	30,452
	Emerson Electric Co.	341,224	26,131
	Southwest Airlines Co.	406,350	25,377
	General Electric Co.	2,226,932	25,142
	3M Co.	112,685	23,744
	AMETEK Inc.	260,530	20,613
*	United Rentals Inc.	125,947	20,605
	Robert Half International
	Inc.	290,795	20,466
	Union Pacific Corp.	122,730	19,984
	Eaton Corp. plc	228,887	19,851
	Ingersoll-Rand plc	192,748	19,718
*	United Continental
	Holdings Inc.	217,427	19,364
	Cintas Corp.	90,600	17,922
	Kansas City Southern	131,654	14,914
	KAR Auction Services Inc.	246,300	14,702
	General Dynamics Corp.	70,054	14,342
	PACCAR Inc.	202,283	13,794
	JB Hunt Transport
	Services Inc.	115,010	13,679
	United Parcel Service Inc.
	Class B	113,482	13,249
	Fastenal Co.	227,330	13,190
	Northrop Grumman Corp.	40,815	12,954
	Roper Technologies Inc.	41,254	12,220
	CH Robinson Worldwide
	Inc.	122,177	11,964
	Masco Corp.	325,300	11,906
	United Technologies Corp.	84,720	11,845
^	Fortive Corp.	132,970	11,219

	Spirit AeroSystems
	Holdings Inc. Class A	121,600	11,147
	Textron Inc.	145,166	10,375
	Pentair plc	219,904	9,533
	Rockwell Automation Inc.	50,823	9,530
	Dun & Bradstreet Corp.	62,358	8,887
	Fortune Brands Home &
	Security Inc.	169,200	8,859
	Illinois Tool Works Inc.	57,828	8,161
	Jacobs Engineering Group
	Inc.	104,700	8,010
*	Quanta Services Inc.	220,886	7,373
	Huntington Ingalls
	Industries Inc.	26,469	6,778
	Allison Transmission
	Holdings Inc.	120,400	6,262
*	Copart Inc.	106,911	5,509
	Canadian Pacific Railway
	Ltd.	25,100	5,320
	Republic Services Inc.
	Class A	72,870	5,295
	nVent Electric plc	164,005	4,454
	Equifax Inc.	25,725	3,359
*	HD Supply Holdings Inc.	77,500	3,316
	Acuity Brands Inc.	17,306	2,721
	L3 Technologies Inc.	12,200	2,594
*	Verisk Analytics Inc. Class A	21,220	2,558
	Cummins Inc.	13,201	1,928
	ManpowerGroup Inc.	17,000	1,461
	Xylem Inc.	16,680	1,332
	AO Smith Corp.	22,210	1,185
	Owens Corning	18,300	993
*	Continental Building
	Products Inc.	25,200	946
*	Gardner Denver Holdings
	Inc.	27,400	777
	Macquarie Infrastructure
	Corp.	15,879	733
	Insperity Inc.	6,000	708
	Moog Inc. Class A	7,800	671
	BWX Technologies Inc.	9,500	594
	ArcBest Corp.	11,600	563
*	AECOM	16,700	545
*	MRC Global Inc.	26,587	499
*	Armstrong World Industries
	Inc.	6,900	480
	Pitney Bowes Inc.	64,300	455
	MSC Industrial Direct Co.
	Inc. Class A	4,900	432
	Hubbell Inc. Class B	2,600	347
	Trinity Industries Inc.	9,000	330
	TransUnion	4,400	324
	Brady Corp. Class A	7,400	324

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Old Dominion Freight Line
	Inc.	2,000	323
*	Rexnord Corp.	9,300	286
*	Air Transport Services
	Group Inc.	11,700	251
	Rockwell Collins Inc.	1,700	239
	Landstar System Inc.	1,790	218
	Graco Inc.	4,700	218
*	WESCO International Inc.	3,200	197
*	AerCap Holdings NV	3,400	196
	Copa Holdings SA Class A	2,400	192
	EnerSys	2,100	183
*	Civeo Corp.	43,700	181
*	NOW Inc.	9,800	162
*	TriNet Group Inc.	2,600	146
*	SPX FLOW Inc.	2,800	146
*	Masonite International Corp.	2,020	130
*	Builders FirstSource Inc.	7,700	113
	Quad/Graphics Inc.	5,300	110
	Federal Signal Corp.	3,900	104
*	WABCO Holdings Inc.	800	94
	Lincoln Electric Holdings Inc.	1,000	93
	Oshkosh Corp.	1,300	93
*	Advanced Disposal Services
	Inc.	3,200	87
	Navigant Consulting Inc.	3,600	83
	EMCOR Group Inc.	1,100	83
	Hexcel Corp.	1,200	81
	Spartan Motors Inc.	5,100	75
	Hillenbrand Inc.	1,400	73
*	Colfax Corp.	2,000	72
*	Mistras Group Inc.	3,189	69
	ACCO Brands Corp.	5,500	62
*	NCI Building Systems Inc.	4,000	61
*	GMS Inc.	2,600	60
*	Harsco Corp.	1,900	54
*	LB Foster Co. Class A	2,557	53
*	Stericycle Inc.	800	47
	Donaldson Co. Inc.	800	47
	Allegion plc	509	46
	Curtiss-Wright Corp.	300	41
	Timken Co.	800	40
	H&E Equipment Services Inc.	1,000	38
*	Armstrong Flooring Inc.	2,060	37
*	Milacron Holdings Corp.	1,800	36
*	USA Truck Inc.	1,800	36
	Universal Forest Products Inc.	1,000	35
*	SPX Corp.	1,000	33
*	ARC Document Solutions Inc.	11,400	32
	Briggs & Stratton Corp.	1,500	29
*	YRC Worldwide Inc.	3,000	27
*	KLX Inc.	420	26
*	Univar Inc.	800	25
	Greenbrier Cos. Inc.	400	24
	Toro Co.	400	24

*	Aerojet Rocketdyne Holdings
	Inc.	620	21
	Knoll Inc.	800	19
	Global Brass & Copper
	Holdings Inc.	500	18
*	Titan Machinery Inc.	1,100	17
	Heidrick & Struggles
	International Inc.	500	17
	DMC Global Inc.	400	16
*	Sparton Corp.	1,099	16
*	Meritor Inc.	800	16
*	Babcock & Wilcox
	Enterprises Inc.	14,464	15
	Titan International Inc.	1,900	14
	Kaman Corp.	200	13
	Systemax Inc.	371	12
	Carlisle Cos. Inc.	100	12
*	Huron Consulting Group Inc.	226	11
*	Textainer Group Holdings Ltd.	800	10
*	Genco Shipping & Trading Ltd.	600	8
	Albany International Corp.	100	8
*	FTI Consulting Inc.	100	7
	Universal Logistics Holdings
	Inc.	186	7
	Quanex Building Products
	Corp.	375	7
*	DXP Enterprises Inc.	157	6
*	CECO Environmental Corp.	780	6
*	Vivint Solar Inc.	1,000	5
	CRA International Inc.	100	5
*	Gibraltar Industries Inc.	100	5
*	Lydall Inc.	100	4
*	HC2 Holdings Inc.	678	4
	Mobile Mini Inc.	94	4
	Rush Enterprises Inc. Class A	100	4
	Caesarstone Ltd.	195	4
	LSC Communications Inc.	207	2
	Arconic Inc.	100	2
*	PGT Innovations Inc.	100	2
			1,098,599
Information Technology (26.1%)
	Apple Inc.	2,251,353	508,220
	Microsoft Corp.	3,623,738	414,447
*	Alphabet Inc. Class A	155,719	187,965
*	Alphabet Inc. Class C	127,810	152,537
	Visa Inc. Class A	805,785	120,940
	NVIDIA Corp.	394,703	110,919
*	Facebook Inc. Class A	623,571	102,553
*	Adobe Systems Inc.	366,386	98,906
	Mastercard Inc. Class A	413,641	92,081
	QUALCOMM Inc.	945,834	68,128
	Cisco Systems Inc.	1,173,251	57,079
	Intel Corp.	1,203,537	56,915
	Fidelity National
	Information Services Inc.	486,160	53,025

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Intuit Inc.	223,943	50,925
*	VeriSign Inc.	289,070	46,286
	Accenture plc Class A	266,886	45,424
	NetApp Inc.	464,717	39,915
	HP Inc.	1,516,999	39,093
*	Citrix Systems Inc.	334,373	37,169
	Automatic Data
	Processing Inc.	240,600	36,249
*	Cadence Design Systems
	Inc.	720,068	32,633
*	Micron Technology Inc.	705,607	31,915
	Broadridge Financial
	Solutions Inc.	240,635	31,752
*	Advanced Micro Devices
	Inc.	921,068	28,452
*	PayPal Holdings Inc.	297,174	26,104
*	Red Hat Inc.	186,569	25,426
*	salesforce.com Inc.	156,719	24,923
	Total System Services Inc.	241,713	23,867
	International Business
	Machines Corp.	149,716	22,639
	Seagate Technology plc	475,400	22,510
	Cognizant Technology
	Solutions Corp. Class A	285,740	22,045
*	Synopsys Inc.	217,133	21,411
*	Electronic Arts Inc.	173,844	20,946
	Oracle Corp.	366,310	18,887
	Activision Blizzard Inc.	223,110	18,561
	DXC Technology Co.	196,600	18,386
	Xilinx Inc.	226,132	18,129
	Broadcom Inc.	69,347	17,110
	Texas Instruments Inc.	157,510	16,899
*	F5 Networks Inc.	83,602	16,672
	KLA-Tencor Corp.	153,618	15,625
	Juniper Networks Inc.	517,458	15,508
	Paychex Inc.	197,062	14,514
	Analog Devices Inc.	154,600	14,294
*	eBay Inc.	403,443	13,322
*	Autodesk Inc.	68,860	10,750
	Motorola Solutions Inc.	79,655	10,366
	Applied Materials Inc.	233,000	9,005
	FLIR Systems Inc.	128,530	7,901
	Western Digital Corp.	110,914	6,493
	NXP Semiconductors NV	68,000	5,814
	Western Union Co.	294,327	5,610
*	Fiserv Inc.	67,908	5,594
*	CoreLogic Inc.	92,200	4,556
	Symantec Corp.	190,943	4,063
*	Akamai Technologies Inc.	54,700	4,001
*	ANSYS Inc.	19,978	3,730
*	Take-Two Interactive
	Software Inc.	26,600	3,671
	Skyworks Solutions Inc.	38,645	3,506
	Versum Materials Inc.	81,360	2,930
*	Palo Alto Networks Inc.	12,100	2,726

*	Twitter Inc.	94,200	2,681
*	VMware Inc. Class A	17,000	2,653
*	Arista Networks Inc.	7,150	1,901
*	Zynga Inc. Class A	465,500	1,867
*	Black Knight Inc.	31,057	1,613
*	GoDaddy Inc. Class A	19,300	1,609
*	Flex Ltd.	112,000	1,469
	Maxim Integrated Products
	Inc.	23,900	1,348
	Amphenol Corp. Class A	14,270	1,342
*,^	Match Group Inc.	20,000	1,158
	InterDigital Inc.	13,900	1,112
*	IAC/InterActiveCorp	4,788	1,038
*	SINA Corp.	14,600	1,014
	Kulicke & Soffa Industries
	Inc.	33,200	792
*	Yelp Inc. Class A	16,000	787
	Perspecta Inc.	30,600	787
*	Yext Inc.	23,100	547
*	NetScout Systems Inc.	21,100	533
*	Atlassian Corp. plc Class A	5,400	519
	Leidos Holdings Inc.	7,500	519
*	MicroStrategy Inc. Class A	3,307	465
	LogMeIn Inc.	4,900	437
*	Tower Semiconductor Ltd.	19,550	425
*	First Solar Inc.	8,300	402
	CA Inc.	8,731	385
*	Unisys Corp.	18,100	369
	Hollysys Automation
	Technologies Ltd.	13,600	291
*	Qorvo Inc.	3,600	277
*	Zebra Technologies Corp.	1,500	265
*	SolarEdge Technologies Inc.	6,700	252
*	Fortinet Inc.	2,700	249
*	Cirrus Logic Inc.	6,400	247
*	Manhattan Associates Inc.	4,100	224
*	Cree Inc.	5,900	223
*	ARRIS International plc	8,500	221
*	NCR Corp.	7,200	205
*	Mellanox Technologies Ltd.	2,500	184
	Xperi Corp.	11,800	175
*	InterXion Holding NV	2,600	175
*	Photronics Inc.	17,200	169
*	Synaptics Inc.	3,700	169
*	Cornerstone OnDemand Inc. 2,974		169
*	Conduent Inc.	7,100	160
	Shutterstock Inc.	2,809	153
	Dolby Laboratories Inc.
	Class A	2,100	147
	Genpact Ltd.	4,600	141
*	CommScope Holding Co.
	Inc.	4,500	138
	Sabre Corp.	5,300	138
	NIC Inc.	8,500	126
*	BlackBerry Ltd.	10,500	120

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Rudolph Technologies Inc.	4,802	117
	Teradyne Inc.	3,147	116
*	Advanced Energy Industries
	Inc.	2,009	104
*	Trimble Inc.	2,100	91
	Amdocs Ltd.	1,316	87
*	Luxoft Holding Inc. Class A	1,800	85
*	Casa Systems Inc.	5,100	75
	NVE Corp.	682	72
	Cohu Inc.	2,700	68
*	Calix Inc.	8,061	65
	Progress Software Corp.	1,800	64
*	XO Group Inc.	1,821	63
*	Rambus Inc.	5,700	62
*	MoneyGram International Inc.	11,600	62
*	EchoStar Corp. Class A	1,300	60
*	Net 1 UEPS Technologies Inc.	7,500	60
*	3D Systems Corp.	3,100	59
*	Etsy Inc.	1,117	57
*	CommVault Systems Inc.	800	56
*	Coupa Software Inc.	700	55
*	Knowles Corp.	3,200	53
	j2 Global Inc.	597	49
*	Alpha & Omega
	Semiconductor Ltd.	4,100	48
*	Lattice Semiconductor Corp.	5,900	47
	Booz Allen Hamilton Holding
	Corp. Class A	900	45
*	Rubicon Project Inc.	12,285	44
*	Sanmina Corp.	1,500	41
*	SPS Commerce Inc.	400	40
*	Zix Corp.	6,500	36
	Entegris Inc.	1,200	35
*	Anixter International Inc.	481	34
*	LivePerson Inc.	1,300	34
	Convergys Corp.	1,409	33
*	Immersion Corp.	3,000	32
	Avnet Inc.	700	31
*	Web.com Group Inc.	1,100	31
*	Euronet Worldwide Inc.	300	30
*	RingCentral Inc. Class A	300	28
	Travelport Worldwide Ltd.	1,600	27
*	Model N Inc.	1,700	27
*	A10 Networks Inc.	4,045	25
	Science Applications
	International Corp.	300	24
*	CyberArk Software Ltd.	300	24
*	DHI Group Inc.	11,400	24
*	Aspen Technology Inc.	200	23
*	Endurance International
	Group Holdings Inc.	2,413	21
	MAXIMUS Inc.	300	20
	Monotype Imaging Holdings
	Inc.	847	17
*,^	VirnetX Holding Corp.	3,500	16

*	Amkor Technology Inc.	2,100	16
*	QuinStreet Inc.	1,142	16
*	Ribbon Communications Inc.	2,091	14
	Vishay Intertechnology Inc.	700	14
*	Aerohive Networks Inc.	3,000	12
*	Syntel Inc.	300	12
	Daktronics Inc.	1,566	12
*	Glu Mobile Inc.	1,530	11
*	Apptio Inc. Class A	300	11
*	Quotient Technology Inc.	700	11
	Hackett Group Inc.	500	10
*	Acxiom Holdings Inc.	203	10
*	Care.com Inc.	400	9
	TE Connectivity Ltd.	100	9
*	Yandex NV Class A	200	7
*	ViaSat Inc.	100	6
	Pegasystems Inc.	100	6
*	Fitbit Inc. Class A	1,100	6
*	Acacia Communications Inc.	100	4
*	TechTarget Inc.	200	4
*	KEMET Corp.	200	4
	Ituran Location and Control Ltd.	100	3
	Benchmark Electronics Inc.	100	2
	Diebold Nixdorf Inc.	500	2
*	Brightcove Inc.	100	1
			2,977,041
Materials (1.8%)
	Air Products &
	Chemicals Inc.	217,033	36,255
	CF Industries Holdings Inc.	522,910	28,467
	Freeport-McMoRan Inc.	1,831,632	25,496
	LyondellBasell Industries
	NV Class A	246,043	25,222
	Nucor Corp.	347,481	22,048
	Praxair Inc.	117,023	18,809
	DowDuPont Inc.	161,921	10,413
	WestRock Co.	152,200	8,134
	Sealed Air Corp.	200,600	8,054
	Avery Dennison Corp.	28,400	3,077
	Newmont Mining Corp.	101,072	3,052
	Celanese Corp. Class A	20,500	2,337
	Methanex Corp.	29,100	2,302
*	Berry Global Group Inc.	46,300	2,240
	Huntsman Corp.	72,700	1,980
	Graphic Packaging
	Holding Co.	139,200	1,950
	Chemours Co.	49,000	1,933
	Mosaic Co.	19,073	620
	Sherwin-Williams Co.	850	387
	Reliance Steel &
	Aluminum Co.	4,300	367
	Packaging Corp. of
	America	2,795	307
*	AdvanSix Inc.	8,800	299
	Domtar Corp.	5,700	297

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Allegheny Technologies
	Inc.	8,800	260
	Louisiana-Pacific Corp.	9,628	255
	WR Grace & Co.	3,310	237
	Valvoline Inc.	10,900	234
	Ball Corp.	3,102	136
	Wheaton Precious Metals
	Corp.	7,500	131
	Mercer International Inc.	7,600	128
	Olin Corp.	4,500	116
*	SunCoke Energy Inc.	9,652	112
	Ecolab Inc.	700	110
	International Flavors &
	Fragrances Inc.	700	97
*	Verso Corp.	2,700	91
*	Constellium NV Class A	6,500	80
*	Resolute Forest Products
	Inc.	5,400	70
*	Flotek Industries Inc.	27,668	66
	Trinseo SA	800	63
	Steel Dynamics Inc.	1,300	59
	Ferroglobe plc	6,644	54
*	Cleveland-Cliffs Inc.	3,400	43
*	Coeur Mining Inc.	7,900	42
	United States Steel Corp.	1,200	37
	Nexa Resources SA	2,900	35
^	Israel Chemicals Ltd.	5,361	32
*	Ryerson Holding Corp.	1,900	22
	Silgan Holdings Inc.	700	19
*	Crown Holdings Inc.	200	10
	Orion Engineered Carbons
	SA	100	3
*	TimkenSteel Corp.	200	3
*	Intrepid Potash Inc.	685	2
	Core Molding Technologies
	Inc.	200	1
*,§	Ferroglobe R&W Trust	48,731	—
			206,594
Other (0.2%)
	SPDR S&P 500 ETF Trust	71,400	20,758
*,§	Biosante Pharmaceutical
	Inc. CVR	4,189	—
			20,758
Real Estate (3.2%)
	Simon Property Group Inc.	323,883	57,247
	Prologis Inc.	414,545	28,103
*	SBA Communications
	Corp. Class A	142,569	22,901
	Extra Space Storage Inc.	261,913	22,692
	Equity Residential	334,750	22,181
	Host Hotels & Resorts
	Inc.	1,046,271	22,076
*	CBRE Group Inc. Class A	424,084	18,702
	Ventas Inc.	342,110	18,604
	Duke Realty Corp.	633,894	17,984

	Apartment Investment &
	Management Co.	360,690	15,917
	American Tower Corp.	94,135	13,678
	AvalonBay Communities
	Inc.	74,870	13,563
	HCP Inc.	497,300	13,089
	Weyerhaeuser Co.	302,674	9,768
	Vornado Realty Trust	132,750	9,691
	Mid-America Apartment
	Communities Inc.	85,740	8,589
	Regency Centers Corp.	128,700	8,323
	Crown Castle
	International Corp.	67,887	7,558
	Public Storage	34,898	7,036
	UDR Inc.	165,850	6,705
	Boston Properties Inc.	53,440	6,578
	Essex Property Trust Inc.	20,641	5,092
^	Realogy Holdings Corp.	140,700	2,904
	Brixmor Property Group
	Inc.	86,400	1,513
	CoreCivic Inc.	57,700	1,404
	Sun Communities Inc.	9,863	1,001
	Liberty Property Trust	21,300	900
	Equity LifeStyle Properties
	Inc.	8,976	866
	Federal Realty Investment
	Trust	6,230	788
	Kimco Realty Corp.	46,900	785
	Douglas Emmett Inc.	18,800	709
	Iron Mountain Inc.	10,900	376
	American Homes 4 Rent
	Class A	16,900	370
	GEO Group Inc.	12,012	302
*	Equity Commonwealth	8,900	286
	Hudson Pacific Properties
	Inc.	7,400	242
	SL Green Realty Corp.	1,900	185
	Highwoods Properties Inc.	2,700	128
	InfraREIT Inc.	5,700	121
	CubeSmart	4,000	114
	Healthcare Trust of
	America Inc. Class A	4,100	109
	Empire State Realty Trust
	Inc.	5,047	84
	Forest City Realty Trust
	Inc. Class A	2,900	73
	Spirit Realty Capital Inc.	7,946	64
	STORE Capital Corp.	2,000	56
	Outfront Media Inc.	2,200	44
	Piedmont Office Realty
	Trust Inc. Class A	2,200	42
	STAG Industrial Inc.	1,200	33
	Columbia Property Trust
	Inc.	1,358	32
*	Retail Value Inc.	910	30

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	American Campus
	Communities Inc.	600	25
	Senior Housing Properties
	Trust	1,400	25
	Kite Realty Group Trust	1,200	20
	Spirit MTA REIT	1,580	18
	UMH Properties Inc.	1,100	17
	Monmouth Real Estate
	Investment Corp.	700	12
*	St. Joe Co.	500	8
	DDR Corp.	562	7
	Realty Income Corp.	100	6
	Front Yard Residential Corp.	400	4
	Brookfield Property REIT Inc.
	Class A	169	4
	Park Hotels & Resorts Inc.	100	3
*	Cushman & Wakefield plc	193	3
	VEREIT Inc.	300	2
	CorePoint Lodging Inc.	95	2
	RE/MAX Holdings Inc. Class A	32	1
			369,795
Telecommunication Services (1.7%)
	AT&T Inc.	3,096,516	103,981
	Verizon Communications
	Inc.	1,461,194	78,013
	CenturyLink Inc.	594,410	12,602
*	Zayo Group Holdings Inc.	33,300	1,156
*	T-Mobile US Inc.	11,650	818
*	Boingo Wireless Inc.	5,200	181
*	Intelsat SA	4,643	139
*	Globalstar Inc.	101,800	52
*	Vonage Holdings Corp.	2,600	37
			196,979
Utilities (2.1%)
	NextEra Energy Inc.	256,113	42,925
	NRG Energy Inc.	1,132,644	42,361
	Exelon Corp.	569,563	24,867
	FirstEnergy Corp.	660,148	24,538
	AES Corp.	1,516,679	21,234
	American Electric Power
	Co. Inc.	238,200	16,884
	Entergy Corp.	197,210	16,000
	Dominion Energy Inc.	167,361	11,762
	Public Service Enterprise
	Group Inc.	160,203	8,457
	Southern Co.	155,100	6,762
	Ameren Corp.	85,800	5,424
	CenterPoint Energy Inc.	185,310	5,124
	Evergy Inc.	86,350	4,742
	Pinnacle West Capital
	Corp.	38,341	3,036
	Duke Energy Corp.	23,350	1,868
	WEC Energy Group Inc.	18,490	1,234
	Xcel Energy Inc.	24,042	1,135

		Market
		Value•
	Shares	($000)
Portland General Electric
Co.	20,218	922
Avangrid Inc.	13,600	652
UGI Corp.	10,000	555
National Fuel Gas Co.	8,600	482
TerraForm Power Inc.
Class A	29,200	337
MDU Resources Group Inc.	11,101	285
Atmos Energy Corp.	2,550	239
* Atlantic Power Corp.	99,700	219
Edison International	2,472	167
Fortis Inc.	4,700	152
DTE Energy Co.	870	95
Atlantica Yield plc	2,800	58
Chesapeake Utilities Corp.	388	33
MGE Energy Inc.	100	6
Eversource Energy	100	6
OGE Energy Corp.	100	4
Consolidated Edison Inc.	40	3
NiSource Inc.	100	3
		242,571
Total Common Stocks
(Cost $8,509,956)		11,133,969
Temporary Cash Investments (2.6%)[1]
Money Market Fund (2.5%)
[2,3] Vanguard Market
Liquidity Fund, 2.209%	2,799,580	279,958

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
	United States Treasury Bill,
	1.962%, 10/11/18	4,630	4,627
4	United States Treasury Bill,
	1.982%, 10/18/18	5,000	4,995
4	United States Treasury Bill,
	2.078%, 11/15/18	600	598
4	United States Treasury Bill,
	2.133%, 1/3/19	372	370
4	United States Treasury Bill,
	2.284%, 2/21/19	5,000	4,955
			15,545
Total Temporary Cash Investments
(Cost $295,516)			295,503
Total Investments (100.1%)
(Cost $8,805,472)			11,429,472

Growth and Income Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	577
Receivables for Investment Securities Sold	24,893
Receivables for Accrued Income	9,557
Receivables for Capital Shares Issued	4,808
Other Assets [5]	5,960
Total Other Assets	45,795
Liabilities
Payables for Investment Securities
Purchased	(30,819)
Collateral for Securities on Loan	(2,973)
Payables to Investment Advisor	(2,474)
Payables for Capital Shares Redeemed	(6,695)
Payables to Vanguard	(9,272)
Variation Margin Payable—Futures
Contracts	(84)
Total Liabilities	(52,317)
Net Assets (100%)	11,422,950

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,258,105
Undistributed Net Investment Income	40,592
Accumulated Net Realized Gains	499,543
Unrealized Appreciation (Depreciation)
Investment Securities	2,624,000
Futures Contracts	710
Net Assets	11,422,950

Amount
($000)
Investor Shares—Net Assets
Applicable to 56,199,548 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,931,748
Net Asset Value Per Share—
Investor Shares	$52.17

Admiral Shares—Net Assets
Applicable to 99,704,433 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,491,202
Net Asset Value Per Share—
Admiral Shares	$85.16

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,852,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $2,973,000 of collateral received for securities on loan.
4 Securities with a value of $6,756,000 have been segregated as initial margin for open futures contracts.
5 Cash of $5,154,000 has been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	1,860	271,467	710

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends[1]	187,039
Interest [2]	4,729
Securities Lending—Net	147
Total Income	191,915
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,438
Performance Adjustment	180
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,085
Management and Administrative—Admiral Shares	9,221
Marketing and Distribution—Investor Shares	403
Marketing and Distribution—Admiral Shares	562
Custodian Fees	175
Auditing Fees	27
Shareholders’ Reports and Proxy—Investor Shares	112
Shareholders’ Reports and Proxy—Admiral Shares	84
Trustees’ Fees and Expenses	17
Total Expenses	27,304
Net Investment Income	164,611
Realized Net Gain (Loss)
Investment Securities Sold [2]	565,575
Futures Contracts	37,041
Realized Net Gain (Loss)	602,616
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	1,065,512
Futures Contracts	(3,508)
Change in Unrealized Appreciation (Depreciation)	1,062,004
Net Increase (Decrease) in Net Assets Resulting from Operations	1,829,231
1 Dividends are net of foreign withholding taxes of $23,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,496,000, ($2,000), and ($46,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	164,611	136,920
Realized Net Gain (Loss)	602,616	448,835
Change in Unrealized Appreciation (Depreciation)	1,062,004	616,233
Net Increase (Decrease) in Net Assets Resulting from Operations	1,829,231	1,201,988
Distributions
Net Investment Income
Investor Shares	(39,117)	(53,480)
Admiral Shares	(115,046)	(81,075)
Realized Capital Gain[1]
Investor Shares	(119,262)	(131,717)
Admiral Shares	(313,418)	(184,783)
Total Distributions	(586,843)	(451,055)
Capital Share Transactions
Investor Shares	(386,108)	(112,815)
Admiral Shares	569,816	2,725,083
Net Increase (Decrease) from Capital Share Transactions	183,708	2,612,268
Total Increase (Decrease)	1,426,096	3,363,201
Net Assets
Beginning of Period	9,996,854	6,633,653
End of Period[2]	11,422,950	9,996,854

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $184,624,000 and $13,413,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $40,592,000 and $30,143,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$46.50	$42.16	$39.55	$42.69	$36.02
Investment Operations
Net Investment Income	.711[1]	.792[1]	.852	.729	.671
Net Realized and Unrealized Gain (Loss)
on Investments	7.650	6.346	4.813	(.541)	6.639
Total from Investment Operations	8.361	7.138	5.665	.188	7.310
Distributions
Dividends from Net Investment Income	(. 668)	(.799)	(.790)	(.724)	(. 640)
Distributions from Realized Capital Gains	(2.023)	(1.999)	(2.265)	(2.604)	—
Total Distributions	(2.691)	(2.798)	(3.055)	(3.328)	(.640)
Net Asset Value, End of Period	$52.17	$46.50	$42.16	$39.55	$42.69

Total Return[2]	18.56%	17.66%	14.79%	0.22%	20.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,932	$2,982	$2,801	$2,691	$2,979
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.34%	0.34%	0.34%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.80%	2.09%	1.70%	1.67%
Portfolio Turnover Rate	83%	96%	96%	116%	133%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$75.93	$68.83	$64.57	$69.71	$58.82
Investment Operations
Net Investment Income	1.242[1]	1.362[1]	1.466	1.272	1.176
Net Realized and Unrealized Gain (Loss)
on Investments	12.473	10.384	7.855	(.897)	10.833
Total from Investment Operations	13.715	11.746	9.321	.375	12.009
Distributions
Dividends from Net Investment Income	(1.182)	(1.384)	(1.364)	(1.264)	(1.119)
Distributions from Realized Capital Gains	(3.303)	(3.262)	(3.697)	(4.251)	—
Total Distributions	(4.485)	(4.646)	(5.061)	(5.515)	(1.119)
Net Asset Value, End of Period	$85.16	$75.93	$68.83	$64.57	$69.71

Total Return[2]	18.65%	17.81%	14.91%	0.31%	20.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,491	$7,015	$3,833	$3,177	$2,917
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.23%	0.23%	0.23%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.91%	2.20%	1.81%	1.78%
Portfolio Turnover Rate	83%	96%	96%	116%	133%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and

Growth and Income Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Los Angeles Capital Management and Equity Research, Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,303,000 for the year ended September 30, 2018.

For the year ended September 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.10% of the fund’s average net assets, before an increase of $180,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $577,000, representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Growth and Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,122,750	11,219	—[1]
Temporary Cash Investments	279,958	15,545	—
Futures Contracts—Liabilities [2]	(84)	—	—
Total	11,402,624	26,764	—
1 Amount is less than $500.
2 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	34,889
Undistributed (Overdistributed) Net Investment Income	1
Accumulated Net Realized Gains (Losses)	(34,890)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	242,188
Undistributed Long-Term Gains	319,475
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,611,600

Growth and Income Fund

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,817,872
Gross Unrealized Appreciation	2,744,765
Gross Unrealized Depreciation	(133,165)
Net Unrealized Appreciation (Depreciation)	2,611,600

F. During the year ended September 30, 2018, the fund purchased $8,660,635,000 of investment securities and sold $8,920,026,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	291,736	5,976	277,033	6,367
Issued in Lieu of Cash Distributions	152,825	3,204	179,760	4,259
Redeemed	(830,669)	(17,104)	(569,608)	(12,950)
Net Increase (Decrease)—Investor Shares	(386,108)	(7,924)	(112,815)	(2,324)
Admiral Shares
Issued	1,319,661	16,602	3,081,615	41,593
Issued in Lieu of Cash Distributions	407,603	5,233	247,827	3,595
Redeemed	(1,157,448)	(14,518)	(604,359)	(8,482)
Net Increase (Decrease)—Admiral Shares	569,816	7,317	2,725,083	36,706

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and Shareholders of Vanguard Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Growth and Income Fund (constituting Vanguard Quantitative Funds, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $269,585,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $168,195,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 43.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.56%	14.08%	11.52%
Returns After Taxes on Distributions	16.66	12.44	10.55
Returns After Taxes on Distributions and Sale of Fund Shares	11.53	10.85	9.31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,119.45	$1.70
Admiral Shares	1,000.00	1,119.72	1.22
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.46	$1.62
Admiral Shares	1,000.00	1,023.92	1.17

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM); Los Angeles Capital Management and Equity Research, Inc. (LA Capital); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The advisor employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM focuses on return drivers that it considers “idiosyncratic,” or those that other quantitative managers tend to overlook, and de-emphasizes the use of traditional factors such as value, growth, and momentum, as these factors are more subject to crowding from other quantitative managers. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The advisor employs a controlled, dynamic, investment model, gradually assigning new prices to key equity risks as market conditions evolve and investor preferences shift. The price of factor risk evolves over time in a way that can be captured in a model, similar to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization factors. The advisor applies statistical techniques to reduce noise in the factor returns, and it looks for velocity and acceleration of the cleansed factor performance over the prior six months. LA Capital has managed a portion of the fund since 2011.

Vanguard. Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the investment performance of each advisor’s subportfolio since each advisor began managing a portion of the fund in 2011, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rate.

The board did not consider the profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2018: $27,000
Fiscal Year Ended September 30, 2017: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2018: $9,734,277
Fiscal Year Ended September 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2018: $5,581,336
Fiscal Year Ended September 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2018: $0
Fiscal Year Ended September 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: November 16, 2018
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 16, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number
33-32216, Incorporated by Reference.